Exhibit 99.1

For more information contact:
Stephen S. Romaine, President & CEO
Francis M. Fetsko, CFO
Tompkins Financial Corporation 607.273.3210

For Immediate Release

Wednesday, July 23, 2008

Tompkins Financial Corporation reports 12.3% increase in second quarter earnings per share

ITHACA, NY – Tompkins Financial Corporation (TMP–American Stock Exchange)

Tompkins Financial Corporation reported diluted earnings per share of $0.73 for the second quarter of 2008, an increase of 12.3% from the $0.65 per share reported in the second quarter of 2007. Net income was $7.1 million for the second quarter of 2008, up 11.9% over net income of $6.4 million reported in the second quarter of 2007.

Stephen S. Romaine, President and CEO stated, “Business results remained strong for the quarter. Our net interest income reached a record level for the third consecutive quarter, while noninterest income improved by 7.0% from the same period last year. Our superior performance has recently been recognized by several publications, which have included: Tompkins Financial being recognized by the Staton Institute® in its 2009 Edition of America’s Finest Companies®, Tompkins Trust Company being recognized as a Top Performer in the June 2008 issue of Independent Banker™, Tompkins Insurance Agencies being recognized by the Bank Insurance Market Research Group in its 2007 edition of Who’s Who in Bank Insurance®; and AM&M Financial being recognized as a Top Dog in the July/August issue of Wealth Manager Magazine. It is a pleasure to see our superior performance recognized in these publications, which stands in contrast to so many reports coming from our industry.”

For the first six months of 2008, diluted earnings per share of $1.50 reflect an increase of 22.0% from the $1.23 per share reported in the same period of 2007. Net income was $14.6 million for the first half of 2008, up 20.5% over net income of $12.1 million for the same period in 2007. The year-to-date results benefited from the proceeds received from the Company’s allocation of the Visa, Inc. initial public offering (the Visa IPO) in the first quarter of 2008. First quarter 2008 results include $1.6 million of pre-tax other income related to the Visa IPO. Diluted earnings per share for the first half of 2008 would have still shown a 13.8% increase over 2007, if results were adjusted for the impact of revenue related to the Visa IPO. See Summary Financial Data for a reconciliation of the amounts.

Total assets were $2.7 billion at June 30, 2008, up $444.1 million or 19.6% from June 30, 2007. Total loans were $1.7 billion at June 30, 2008, representing a 21.4% increase from the prior year. Total deposits at June 30, 2008, were $2.1 billion, up 21.1% from June 30, 2007.

The growth comparisons to prior periods were impacted by the May 9, 2008, acquisition of Sleepy Hollow Bancorp. Immediately following the acquisition, the Sleepy Hollow Bank was successfully merged into our Mahopac National Bank subsidiary. Total assets acquired from Sleepy Hollow totaled $269.2 million, and included $151.2 million in loans, $46.9 million in securities, and resulted in $18.3 million of goodwill. Total deposits in Sleepy Hollow Bank’s five Westchester County, NY Branches were $229.0 million at the time of the acquisition. The total impact of the Sleepy Hollow transaction on the Company’s net income for the period was immaterial.

Mr. Romaine commented, “It is extremely encouraging that asset quality trends remain strong while achieving solid growth in our loan portfolio. As might be expected in the current economic climate, we have seen a modest increase in net-charge-offs and nonperforming assets. Nevertheless, our ratios for net charge-offs and nonperforming assets continue to compare favorably to our peers.” Annualized net charge-offs for the first six months of the year represented 0.14% of average loans (up from 0.10% for the first half of June 2007), which compares to a peer ratio of 0.21% according to the most recent data available from the Federal Reserve Board. Nonperforming assets represented 0.47% of total assets as of June 30, 2008 (up from 0.39% at June 30, 2007), which compares to a Federal Reserve peer ratio of 1.26%. Mr. Romaine added, “As a result of our disciplined underwriting, we have avoided exposure to sub-prime loans, while the combined nonperforming loan balances in our construction and home equity lending portfolios represents less than 0.03% of total loans.”

The Company’s securities portfolio totaled $840.0 million at June 30, 2008, compared to $714.8 million at June 30, 2007. The portfolio is comprised primarily of mortgage-backed securities, obligations U.S. Government sponsored agencies, and obligations of states and political subdivisions. The Company has no investments in preferred stock of U.S. Government sponsored agencies, no investments in pools of Trust Preferred securities, and no securities where management has deemed impairment to be other than temporary. The after-tax unrealized loss on the available-for-sale securities was $4.2 million at June 30, 2008, compared to $6.7 million at June 30, 2007.

Balance sheet growth contributed to improved net interest income in 2008, for both the second quarter and year to date. Net interest income of $21.9 million in the second quarter was up 18.5% over the same period in 2007. For the year to date period, net interest income was $41.7 million, up 15.8% from the same period last year. Net interest income also benefited from an improved net interest margin, which was 3.77% in the second quarter of 2008, compared to 3.66% in the second quarter of 2007. For the first six months of 2008, the net interest margin was 3.73%, compared to 3.61% for the first six months of 2007.

Noninterest income for the second quarter of 2008 was $11.6 million, up 7.0% from the same period in 2007. Quarterly for results for June 2008 included $219,000 in net mark-to-market gain on securities and liabilities carried at fair value, compared to a net mark-to-market loss of $600,000 for the second quarter of 2007. For the year to date period, non-interest income was $24.1 million, up 13.3% from the six months ended June 30, 2007. Improvement during the first six months of 2008 benefited from the $1.6 million in pre-tax gains related to the previously mentioned Visa IPO. Key fee income categories showed growth over the first six months of 2007 with investment services income up 3.3%; insurance revenues up 3.5%; and service charges on deposit accounts up 5.6%.

Noninterest expenses for the second quarter of 2008 were $21.8 million, up 10.6% from the same period last year. For the year to date period, noninterest expenses were $42.1 million in 2008, an increase of 8.7% from the same period in 2007. The increase in both the current quarter and year to date periods is largely in the salary and wages and occupancy expense categories. These expenses were directly impacted by the Sleepy Hollow acquisition with the addition of five staffed branches. For comparison purposes, growth in noninterest expense during the first quarter of 2008 (which did not include Sleepy Hollow Branches) was 6.7% over the prior year.

Tompkins Financial Corporation operates 45 banking offices in the New York State markets served by the Company’s subsidiary banks - Tompkins Trust Company, The Bank of Castile, and Mahopac National Bank. Through its community banking subsidiaries, the Company provides traditional banking services, and offers a full range of money management services through Tompkins Investment Services (a division of Tompkins Trust Company). The Company offers insurance services through its Tompkins Insurance Agencies, Inc. subsidiary, an independent agency serving individuals and business clients throughout New York State. The Company offers fee-based financial planning and wealth management services through its AM&M Financial Services, Inc. subsidiary. AM&M Financial Services, Inc. is also the parent Company to Ensemble Financial Services, Inc., an independent broker dealer and leading outsourcing company for financial planners and investment advisors. Each Tompkins subsidiary operates with a community focus, meeting the unique needs of the communities served.

“Safe Harbor” Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risk, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.

Tompkins Financial Corporation – Condensed Consolidated Statements of Condition (Unaudited)

(In thousands, except share data)

	As of 06/30/2008	As of 12/31/2007

ASSETS
Cash and noninterest bearing balances due from banks	$51,028	$46,705
Interest bearing balances due from banks	3,910	3,154
Federal funds sold	172	0
Trading securities, at fair value	40,085	60,135
Available-for-sale securities, at fair value	751,030	639,148
Held-to-maturity securities, fair value of $49,523 at June 30, 2008, and $50,297 at December 31, 2007	48,861	49,593
Loans and leases, net of unearned income and deferred costs and fees	1,652,831	1,440,122
Less: Allowance for loan/lease losses	16,835	14,607

Net Loans and Leases	1,635,996	1,425,515

Bank premises and equipment, net	47,687	44,811
Corporate owned life insurance	34,001	29,821
Goodwill	41,437	22,894
Other intangible assets	5,610	3,497
Accrued interest and other assets	45,379	34,186

Total Assets	$2,705,196	$2,359,459

LIABILITIES, MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES AND SHAREHOLDERS’ EQUITY
Deposits:
Interest bearing:
Checking, savings and money market	$923,704	$741,836
Time	691,485	585,142
Noninterest bearing	442,055	393,848

Total Deposits	2,057,244	1,720,826

Federal funds purchased and securities sold under agreements to repurchase (Valued at fair value: $15,560 at June 30, 2008, and $15,553 at December 31, 2007.	203,687	195,447
Other borrowings (Valued at fair value: $10,747 at June 30, 2008 and $10,795 at December 31, 2007.	192,638	210,862
Other liabilities	42,290	33,677

Total Liabilities	$2,495,859	$2,160,812

Minority interest in consolidated subsidiaries	6,042	1,452

Shareholders’ equity:
Common stock - par value $.10 per share: Authorized 15,000,000 shares; Issued: 9,695,193 at June 30, 2008; and 9,615,430 at December 31, 2007.	970	962
Additional paid-in capital	151,318	147,657
Retained earnings	65,151	57,255
Accumulated other comprehensive loss	(12,212)	(6,900)
Treasury stock, at cost, 73,408 shares at June 30, 2008, and 70,896 shares at December 31, 2007.	(1,932)	(1,779)

Total Shareholders’ Equity	$203,295	$197,195

Total Liabilities, Minority Interest in Consolidated Subsidiaries And Shareholders’ Equity	$2,705,196	$2,359,459

Tompkins Financial Corporation – Condensed Consolidated Statements of Income (Unaudited)

(In thousands, except per share data)	Three months ended		Six months ended
	06/30/2008	06/30/2007	06/30/2008	06/30/2007

INTEREST AND DIVIDEND INCOME
Loans	$25,065	$24,298	$49,478	$47,697
Balances due from banks	27	59	104	154
Federal funds sold	55	107	75	203
Trading securities	467	607	1,093	1,176
Available-for-sale securities	8,473	7,548	16,554	14,792
Held-to-maturity securities	459	527	934	1,063

Total Interest and Dividend Income	34,546	33,146	68,238	65,085

INTEREST EXPENSE
Deposits:
Time certificates of deposits of $100,000 or more	2,285	4,125	5,081	8,544
Other deposits	6,394	7,696	13,556	15,123
Federal funds purchased and securities sold under agreements to repurchase	1,986	2,037	4,022	4,000
Other borrowings	1,971	798	3,836	1,366

Total Interest Expense	12,636	14,656	26,495	29,033

Net Interest Income	21,910	18,490	41,743	36,052

Less: Provision for loan/lease losses	1,183	192	1,808	663

Net Interest Income After Provision for Loan/Lease Losses	20,727	18,298	39,935	35,389

NONINTEREST INCOME
Investment services income	3,568	3,538	7,237	7,008
Insurance commissions and fees	2,936	2,814	5,726	5,530
Service charges on deposit accounts	2,467	2,805	4,992	4,728
Card services income	979	905	1,781	1,702
Other service charges	575	639	1,196	1,298
Mark-to-market loss on trading securities	(670)	(577)	(375)	(125)
Mark-to-market gain (loss) on liabilities held at fair value	889	(23)	41	(23)
Increase in cash surrender value of corporate owned life insurance	352	283	689	556
Gains on sale of loans	44	42	41	97
Other income	254	392	2,335	469
Net realized gain (loss) on available-for-sale securities	159	(17)	406	6

Total Noninterest Income	11,553	10,801	24,069	21,246

NONINTEREST EXPENSES
Salary and wages	9,787	8,770	19,157	17,572
Pension and other employee benefits	2,484	2,611	5,179	5,114
Net occupancy expense of bank premises	1,747	1,543	3,367	3,048
Furniture and fixture expense	1,153	999	2,077	1,946
Marketing expense	876	544	1,438	1,180
Professional fees	738	910	1,366	1,560
Software licenses and maintenance	780	503	1,388	1,003
Cardholder expense	197	256	491	491
Amortization of intangible assets	214	162	362	343
Other operating expense	3,782	3,376	7,314	6,515

Total Noninterest Expenses	21,758	19,674	42,139	38,772

Income Before Income Tax Expense and Minority Interest in Consolidated Subsidiaries	10,522	9,425	21,865	17,863

Minority interest in consolidated subsidiaries	115	33	147	65
Income Tax Expense	3,288	3,031	7,091	5,657

Net Income	$7,119	$6,361	$14,627	$12,141

Basic Earnings Per Share	$0.74	$0.65	$1.52	$1.24

Diluted Earnings Per Share	$0.73	$0.65	$1.50	$1.23

Tompkins Financial Corporation – Summary Financial Data (Unaudited)

(In thousands, except per share data)	Quarter-Ended					Year-Ended

	June-08	Mar-08	Dec-07	Sept-07	June-07	Dec-07

Period End Balance Sheet
Securities	$839,976	$811,627	$748,876	$751,242	$714,760	$748,876
Loans and leases, net of unearned income and deferred costs and fees	1,652,831	1,455,570	1,440,122	1,383,928	1,361,415	1,440,122
Allowance for loan/lease losses	16,835	14,781	14,607	14,410	14,357	14,607
Total assets	2,705,196	2,450,413	2,359,459	2,316,862	2,261,057	2,359,459

Total deposits	2,057,244	1,841,045	1,720,826	1,725,728	1,698,143	1,720,826
Federal funds purchased and securities sold under agreements to repurchase	203,687	210,079	195,447	196,085	188,939	195,447
Other borrowings	192,638	156,439	210,862	148,213	156,214	210,862
Shareholders’ Equity	203,295	209,688	197,195	189,808	185,049	197,195

Average Balance Sheet
Average earning assets	$2,408,901	$2,233,023	$2,154,891	$2,097,965	$2,092,773	$2,105,581
Average assets	2,602,914	2,405,040	2,318,558	2,259,801	2,251,474	2,266,224
Average interest-bearing liabilities	1,953,254	1,796,953	1,717,843	1,674,654	1,681,831	1,686,559
Average equity	209,403	202,195	191,221	185,384	188,399	188,482

Share data
Weighted average shares outstanding (basic)	9,650,917	9,602,478	9,560,649	9,627,356	9,756,118	9,696,724
Weighted average shares outstanding (diluted)	9,747,914	9,696,550	9,657,751	9,699,091	9,823,184	9,781,789
Period-end shares outstanding	9,662,547	9,629,693	9,582,783	9,580,034	9,673,858	9,582,783
Book value per share	$21.04	$21.78	$20.58	$19.81	$19.13	$20.58

Income Statement
Net interest income	$21,910	$19,833	$19,473	$18,503	$18,490	$74,029
Provision for loan/lease losses	1,183	625	479	387	192	1,529
Noninterest income	11,553	12,516	11,221	11,584	10,801	44,049
Noninterest expense	21,758	20,381	19,588	19,699	19,674	78,056
Minority interest in consolidated subsidiaries	115	33	32	33	33	131
Income tax expense	3,288	3,802	3,171	3,163	3,031	11,991
Net income	7,119	7,508	7,424	6,805	6,361	26,371
Basic earnings per share	$0.74	$0.78	$0.78	$0.71	$0.65	$2.72
Diluted earnings per share	$0.73	$0.77	$0.77	$0.70	$0.65	$2.70

Asset Quality
Net charge-offs	$615	$451	$282	$334	$358	$1,250
Nonaccrual loans and leases	10,552	9,008	8,890	7,869	8,474	8,890
Loans and leases 90 days past due and accruing	1,422	53	312	370	2	312
Troubled debt restructurings not included above	135	139	145	150	0	145
Total nonperforming loans and leases	12,109	9,200	9,347	8,239	8,476	9,347
OREO	481	5	5	345	362	5
Nonperforming assets	12,590	9,205	9,352	8,584	8,838	9,352

Tompkins Financial Corporation – Summary Financial Data (Unaudited)

	Quarter-Ended					Year-Ended

	June-08	Mar-08	Dec-07	Sept-07	June-07	Dec-07

Credit Quality
Net loan and lease losses/ average loans and leases *	0.16%	0.13%	0.08%	0.10%	0.11%	0.09%
Nonperforming loans and leases/loans and leases	0.73%	0.63%	0.65%	0.60%	0.62%	0.65%
Nonperforming assets/assets	0.47%	0.38%	0.40%	0.37%	0.39%	0.40%
Allowance/nonperforming loans and leases	139.03%	160.67%	156.27%	174.90%	169.38%	156.27%
Allowance/loans and leases	1.02%	1.02%	1.01%	1.04%	1.05%	1.01%

Capital Adequacy (period-end)
Tier I capital / average assets	7.1%	7.9%	7.9%	7.9%	7.9%	7.9%
Total capital / risk-weighted assets	11.1%	12.4%	12.2%	12.4%	12.6%	12.2%

Profitability
Return on average assets *	1.10%	1.26%	1.27%	1.19%	1.13%	1.16%
Return on average equity *	13.67%	14.93%	15.40%	14.56%	13.54%	13.99%
Net interest margin (TE) *	3.77%	3.68%	3.70%	3.61%	3.66%	3.63%

* Quarterly ratios have been annualized

	Quarter-ended					Year-Ended

Non-GAAP Disclosure	June-08	Mar-08	Dec-07	Sept-07	June-07	Dec-07

Reported net income	7,119	7,508	7,424	6,805	6,361	26,371
Adjustments:
Proceeds and accrual adjustment from VISA IPO (after-tax)		(983)
Reorganization related charges (after-tax)				712		712
Accrual for VISA settlements (after-tax)			517			517
Subtotal adjustments		(983)	517	712	0	1,229
Adjusted net income	7,119	6,525	7,941	7,517	6,361	27,600
Weighted average shares outstanding (diluted)	9,747,914	9,696,550	9,657,751	9,699,091	9,823,184	9,781,789
Adjusted diluted earnings per share	.73	.67	.82	.78	.65	2.82

	Year-to-date period ended

Non-GAAP Disclosure	June-08	June-07

Reported net income	14,627	12,141
Adjustments:
Proceeds and accrual adjustment from VISA IPO (after-tax)	(983)
Subtotal adjustments	(983)	0
Adjusted net income	13,644	12,141
Weighted average shares outstanding (diluted)	9,722,233	9,885,249
Adjusted diluted earnings per share	1.40	1.23